(R)
   The First Australia
   Fund, Inc.
------------------------------------------------------------
-------
   Annual Report
   October 31, 1998

                      Highlights
      -------------------------------------------
      - Fourth quarterly distribution of 20.5
        cents per share under new managed

                             LETTER TO SHAREHOLDERS

December 17, 1998
Dear Shareholder,
   We are pleased to present the annual report for The First
Australia Fund,
Inc. for the year ended October 31, 1998. Included in this report is a review of the Australian economy and stock market, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International
Management Limited.
Investment Markets
   The Australian All Ordinaries Accumulation Index fell 0.9% over the three months, but increased by 11.4% over the year to October 31, 1998 in Australian dollar terms after adjusting for withholding tax. Industrial shares outperformed resource shares over the year, although the last quarter saw resource shares substantially outperform industrials.
   In U.S. Dollar terms, the Australia All Ordinaries Accumulation Index increased by 1.6% over the three months, but fell by 1.3% over the year to
October 31, 1998.
   Speculative trading by hedge funds increased the volatility of the Australian dollar during the latest quarter. After reaching an all-time low of 55 cents in late August, it rebounded strongly to end the period 13.6% higher, closing at 62 cents. The currency rallied 2.5% against the U.S. dollar over the quarter, although it fell 11.4% over the year.
   Although the currency, in trade weighted terms, remains 13% below its highs reached at the start of the year, it has most likely passed its low point.
Looking further out, improving global growth will lead commodity prices higher.
This has traditionally been a significant influence on the Australian dollar.
Performance
   The Fund's total investment return based on Net Asset Value (NAV) increased by 2.9% over the quarter assuming reinvestment of distributions and eased 0.3% over the year, outperforming its benchmark returns. The Fund's total investment return based on share price value fell 1.5% over the three months and 0.4% over the year, assuming reinvestment of distributions. Distribution Policy
   Pursuant to the Fund's managed distribution policy, a quarterly distribution of 20.5 cents per share was paid in October 1998. Over the past 12 months, the
Fund has paid a total of 88.6 cents in distributions, or an annualized cash distribution yield of 13.5%, based on the share price of $6.56 as of the date of this report. At the meeting of the Board of Directors held on December 15, 1998, a quarterly distribution of 20.0 cents per share was declared.
Dividend Reinvestment and Cash Purchase Plan
   We invite you to participate in the Fund's Dividend
Reinvestment and Cash
Purchase Plan (the 'Plan'), which allows you to automatically reinvest your distributions in additional shares of the Fund. Under this arrangement, the Plan
Agent will purchase shares for you on the stock exchange on or about the 15th of each month.
   As a Participant in the Plan, you will also have the convenience of:
   Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

   Lower costs--shares purchased on your behalf under the Plan will be at reduced brokerage rates;
   Convenience--the Plan Agent will hold your shares in noncertificated form and will provide a detailed record of your holdings at the end of each distribution period.
   For information on the Fund or the Dividend Reinvestment and Cash Purchase
Plan, please telephone investor relations at Dewe Rogerson, toll free on
1-800-323-9995.

Yours sincerely,

Laurence S. Freedman                           Brian M.
Sherman
Chairman                                       President

                        REPORT BY THE INVESTMENT MANAGER
NAV Performance
   The Fund's Net Asset Value (NAV) increased by 2.9% over
the quarter assuming
reinvestment of distributions, but eased by 0.3% over the
year. The Fund
outperformed its benchmark returns.
Currency
   The Australian dollar rose by 2.5% against the U.S.
dollar over the three
months, but fell by 11.4% over the year.
Share Price Performance
   The Fund's share price value fell 1.5% over the quarter
and 0.4% over the
year, assuming reinvestment of distributions. The Fund's
stock closed at $6.56
per share on October 31, 1998.
Investment Strategy
   The Fund substantially lowered its exposure to the
Resource sector from a
year ago. This has proven to be a correct strategy, as the
Resource sector has
dramatically underperformed the Industrial sector over the
period. The Fund will
remain relatively fully invested.
Quality of the Portfolio
   The Fund maintains a high quality portfolio, with 84% by
value invested in
the top 100 companies of the Australian Stock Exchange.
Distribution Policy
   Commencing from January 1998, the Fund changed its
distribution policy to
quarterly distributions at an annual rate being a percentage of the rolling
average of the prior four quarter-end NAVs. The rate for
1998 was set at 9% by
the Board of Directors. The distributions are made initially from net investment
income, then from net realized gains and, to any extent
necessary, paid-in
capital.
                                       2

   A further quarterly distribution of 20.5 cents per share was paid in October
1998. This distribution, together with the earlier quarterly distributions of
23.3 cents per share paid in January, 22.8 cents per share paid in April, and
22.0 cents per share paid in July, equates to an annualized cash distribution yield of 13.5%, based on the share price of $6.56 as of the date of this report.
   At the meeting of the Board of Directors held on December
15, 1998, a
quarterly distribution of 20.0 cents per share was declared.
Portfolio Composition
   The following chart summarizes the composition of the Fund's portfolio, expressed as a percentage of net assets.

                                (CHART)

Selected Equity Holdings
   The following notes highlight the Fund's top ten holdings at October 31,
1998.

National Australia Bank Limited (NAB)
6.8% of total assets
   Australia's largest full-service banking group, with significant operations in Australia, New Zealand, the U.K. and U.S. NAB has grown its international retail banking presence through acquisitions while maintaining market leadership in Australia. The recent interim result showed strong growth in banking fees and commissions, as well as continuing emphasis on expense reduction.

Telstra Corporation Limited
6.7% of total assets
   Australia's dominant telecommunications carrier continues to maintain an excellent position in a rapidly growing market. The recent deregulation of the
Australian telecommunications market increased competition and may lead to some erosion of Telstra's market share in the future. However, the benefits to shareholders include the opportunity to eliminate inefficient work practices and high costs created before the company was privatized.

News Corporation Limited
6.0% of total assets
   News Corporation is a global, vertically integrated entertainment and media company. The company produces film and television entertainment media through the Fox brand name and also has significant interests in several major broadcast platforms such as B-Sky-B in the U.K. and the Fox
TV network in the
U.S. News has also entered into joint venture arrangements with other media/telecommunications companies in order to reduce its financial risk and expand its global market presence.

Westpac Banking Corporation Limited (WBC)
5.7% of total assets
   The second largest banking group in Australia, offering retail and wholesale banking services to Australia and New Zealand. Management remains focused on optimizing its domestic banking business and integrating recent acquisitions.
Sound capital management should help drive earnings per share growth.

Fosters Brewing Group Limited
4.6% of total assets
   An international beverage group focusing on beer, wine and other alcoholic beverages. Following the recent disposal of its holding in Molson Canada,
Fosters derives the majority of its earnings from its Australian beer and wine operations.

Australia & New Zealand Banking Group Limited (ANZ)
3.6% of total assets
   Australia's fourth largest banking group, offering retail and wholesale banking services to Australia, New Zealand and Asia. Recent management changes have focused on cost control and growing non-interest income. Domestic asset quality and interest margins are trending favorably.

Broken Hill Proprietary Company Limited (BHP)
3.5% of total assets
   BHP is a diversified global resources company. The primary businesses are oil and gas production, steel production and the mining and processing of a range of minerals including copper, iron ore and coal. BHP is the largest stock in the
Resources sector, but the Fund holds only 60% of the All
Ordinaries Index weight
because of the company's poor earnings outlook.

Commonwealth Bank of Australia (CBA)
3.5% of total assets
   Commonwealth Bank is Australia's largest retail bank with over 7.5 million customers and over 1,100 branches. It has the strongest brand name of all the major banks. CBA has high asset quality, the highest level of capital adequacy and the highest level of low-risk housing loans. Management's ability to cut costs, grow non-interest income and utilize surplus capital should enable it to generate significant earnings growth.

Brambles Industries Limited
3.4% of total assets
   Brambles Industries is a geographically diversified group operating in
Australia, Europe and North America. Major activities include equipment rental, waste management, palette management (CHEP), security, industrial service, records management, and other transport-related services. The trend towards outsourcing industrial services is underwriting strong growth for Brambles in its core operations.

Lend Lease Corporation Limited
3.4% of total assets
   Australia's largest integrated property and financial services group, Lend
Lease Corporation has achieved 23 consecutive years of profit growth. It continues to leverage off its strong market presence in Australia with increasing involvement in international markets: Australia, Europe and the U.S.
The property group is involved in a wide range of activities, including project management, design and construction, property development, property investment services and facilities management. Lend Lease is a major provider of financial services (funds management and life insurance products) through MLC group. The company is well positioned to maintain growth in profitability.

                      REVIEW AND OUTLOOK FOR THE AUSTRALIAN
                                FINANCIAL MARKETS
Economy
   The Australian economy has weathered the Asian downturn well, with the latest upwardly revised data showing growth of 4.4% over the year to June 1998
(previously 3.9%). This has been due mainly to the strength of services and other domestically focused parts of the economy, helped by low interest rates, subdued real wages growth, modest employment growth and relatively healthy consumer sentiment.
   Exports have shown particular resilience, with product redirected away from
Asia towards the U.S. and Europe. The lower Australian dollar had made exporters more price competitive on world markets.
   Inflation remains at 35-year lows, with data released in the past three months showing an annual price growth of 1.6%. The impact of a weaker currency continues to be offset by competitive pressures and discounting from Asian importers.
   We expect modest domestic growth of around 3% for the current calendar year, with further slight moderation into 1999.
Stock Market
   The Australian stock market weakened 0.8% in the October quarter (not adjusting for withholding tax), but was relatively unaffected by the sharp sentiment swings in the major U.S. and European markets. Industrial stocks lost ground, falling 2.1% amid concerns about longer-term economic growth. This sentiment has since reversed, helped by a strong upward revision of 1997-98 growth, from 3.9% to 4.4%. Resource stocks were particularly strong, up by 5.4% over the quarter, helped by some firming in commodity prices and a rally in the gold price above USD 300/oz at one point. This has been a major turnaround for resource stocks, which have fallen over the year on concerns about soft international growth prospects and weak commodity prices.
   During the October quarter, stock market sentiment became more positive. The change to more expansionary policies in the United States will help to promote renewed Asian growth and improve demand for commodities. We expect an improving
Asian outlook to further help sentiment.
Currency
   Speculative trading by hedge funds increased the volatility of the Australian dollar during the October quarter. After reaching an all-time low of 55 cents in late August, it rebounded strongly to end the period 13.6% higher, closing at 62 cents. The currency rallied 2.5% against the U.S. dollar over the quarter, although it fell 11.4% over the year.
   Although in trade weighted terms the currency remains 13% below its highs reached at the start of the year, it has most likely passed its low point. The resilience of domestic growth is a key positive in the near term. Looking further out, improving global growth will lead commodity prices higher. These have traditionally been a significant influence on the Australian dollar. On the date of this report, the Australian dollar was trading at 62 cents.

                                     EquitiLink
International Management Limited

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Portfolio of Investments
October 31, 1998

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
               LONG-TERM INVESTMENTS--93.7%
               Common and Preferred Stocks--93.7%
               Diversified Industries--24.7%
  1,000,000    Australian Infrastructure
                 Group.....................  $  1,263,776
    950,000    CSR Limited.................     2,164,606
    609,000    Faulding (F.H.) & Company
                 Limited...................     2,629,666
  2,800,000    Fosters Brewing Group
                 Limited...................     6,850,539
  2,183,661    Futuris Corporation
                 Limited...................     2,229,478
  1,200,000    Goodman Fielder Limited.....     1,578,537
  1,980,000    Lang Corporation Limited....     2,896,725
    800,000    Leighton Holdings Limited...     2,958,357
    230,000    Lend Lease Corporation
                 Limited...................     5,054,053
  4,500,000    MacMahon Holdings Limited...     1,232,649
  1,827,336    MTM Entertainment Trust*....     1,023,847
    150,000    Orbital Engine Corporation
                 Limited...................        62,566
    400,000    Orica Limited...............     2,196,854
    900,000    Pioneer International
                 Limited...................     1,860,179
  1,000,000    Ramsay Health Care
                 Limited...................       971,178
                                             ------------
                                               34,973,010
                                             ------------
               Resources And Mining--15.6%
    339,064    Acacia Resources Limited....       538,265
    608,000    Broken Hill Proprietary
                 Company Limited...........     5,147,740
    527,000    Comalco Limited.............     2,017,715
  1,000,600    Lihir Gold Limited*.........     1,382,890
  5,379,215    M.I.M. Holdings Limited.....     2,612,087
    652,600    Newcrest Mining Limited*....     1,067,694
    988,907    North Limited...............     1,906,034
    358,000    Resolute Limited............       307,565
    170,000    Rio Tinto Limited...........     2,118,469
  1,225,400    WMC Limited.................     4,141,635
    175,000    Woodside Petroleum
                 Limited...................       921,140
                                             ------------
                                               22,161,234
                                             ------------
               Services--53.4%
    388,995    Adelaide Bank Limited.......     1,390,049
    927,324    Australia & New Zealand
                 Banking Group Limited.....     5,282,345
     40,000    Australian Stock Exchange
                 Limited*..................       119,903
    232,000    Brambles Industries
                 Limited...................     5,068,104
    413,806    Commonwealth Bank of
                 Australia.................     5,123,960
    429,500Pound Formida Holdings Limited*...      802,155
    450,000D   HIH Winterthur Interest
                 Installment Receipts......       378,199
    732,250D   HIH Winterthur International
                 Holdings Limited..........     1,030,248
  1,180,982    Jupiters Limited............     1,996,123
    765,000    National Australia Bank
                 Limited...................    10,096,514
---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
  1,751,727D   National Mutual Holdings
                 Limited...................  $  3,457,004
    300,000    News Corporation Limited....     2,041,341
  1,140,360    News Corporation Limited
                 Voting Preferred Stock....     6,829,536
  1,500,000    Pacific Magazines & Printing
                 Limited...................     2,680,077
    945,800    Qantas Airways Limited......     1,601,557
    625,220    QBE Insurance Group
                 Limited...................     2,459,937
    845,232    Reinsurance Australia
                 Corporation Limited.......     1,852,221
    206,294D   St. George Bank Limited.....     1,370,587
  3,200,000Pound Telstra Corporation Limited
                 Installment Receipts*.....     9,861,190
  2,600,000D   Village Roadshow Limited
                 Voting Preferred Stock....     3,884,711
  1,390,985    Westpac Banking Corporation
                 Limited...................     8,425,767
                                             ------------
                                               75,751,528
                                             ------------
               Total common and preferred
                 stocks
                 (cost US$139,277,551).....   132,885,772
                                             ------------
 Principal
  Amount
   (000)       SHORT-TERM INVESTMENTS--7.0%
-----------
               Demand Deposits--6.6%
A$   14,589    Banque Nationale de Paris,
                 Demand Deposit, 4.60%.....     9,082,491
        524    State Street Bank & Trust
                 Company,
                 Demand Deposit, 4.30%.....       326,485
                                             ------------
               Total demand deposits
                 (cost US$9,388,200).......     9,408,976
                                             ------------
               Repurchase Agreement--0.4%
US$     576    Repurchase Agreement, State
                 Street Bank & Trust
                 Company, 5.10% dated
                 10/30/98, due 11/2/98 in
                 the amount of $576,245
                 (cost $576,000);
                 collateralized by $375,000
                 U.S. Treasury bill, due
                 8/15/13; value including
                 accrued
                 interest--US$590,837).....       576,000
                                             ------------
               Total short-term investments
                 (cost US$9,964,200).......     9,984,976
                                             ------------
               Total Investments--100.7%
                 (cost US$149,241,751; Note
                 3)........................   142,870,748
               Liabilities in excess of
                 other
                 assets--(0.7%)............    (1,076,472)
                                             ------------
               Net Assets--100%............  $141,794,276
                                             ------------
                                             ------------

------------------
* Non-income producing security.
D Portion of securities on loan; see Note 3.
Pound Fair valued security.
                                          See Notes to
Financial Statements.
----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Assets and Liabilities
October 31, 1998
----------------------------------------------------------

Assets
Investments, at value (cost
  $149,241,751)........................   $142,870,748
Foreign currency, at value (cost
  $724,915)............................        724,145
Cash...................................            971
Receivable for investments sold........      3,394,340
Dividends and interest receivable......        398,605
Other assets...........................         26,812
                                          ------------
    Total assets.......................    147,415,621
                                          ------------
Liabilities
Payable for investments purchased......      5,034,267
Accrued expenses and other
  liabilities..........................        428,334
Investment management fee payable......        120,001
Withholding taxes payable..............         32,232
Administration fee payable.............          6,511
                                          ------------
    Total liabilities..................      5,621,345
                                          ------------
Net Assets                                $141,794,276
                                          ------------
                                          ------------
Net assets were comprised of:
  Common stock, $.01 par value.........   $    171,900
  Paid-in capital in excess of par.....    152,925,339
                                          ------------
                                           153,097,239
  Distributions in excess of net
    investment income..................        (33,796)
  Accumulated net realized gains on
  investments..........................      3,587,811
  Net unrealized appreciation on
  investments..........................      4,047,551
  Accumulated net realized and
    unrealized foreign exchange
    losses.............................    (18,904,529)
                                          ------------
  Net assets...........................   $141,794,276
                                          ------------
                                          ------------
Net asset value per share:
  ($141,794,276 / 17,189,998 shares of
  common stock issued and
  outstanding).........................          $8.25
                                          ------------
                                          ------------

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Operations
Year ended October 31, 1998
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $169,549)..................   $  5,284,641
  Interest..............................        693,602
  Income from securities loaned, net....          9,188
                                           ------------
    Total income........................      5,987,431
                                           ------------
Expenses
  Investment management fee.............      1,355,832
  Shareholder relations and
  communications........................        225,000
  Custodian's fees and expenses.........        205,000
  Directors' fees and expenses..........        165,000
  Independent accountant's fees and
  expenses..............................        113,000
  Administration fee....................         75,358
  Legal fees and expenses...............         70,000
  Transfer agent's fees and expenses....         38,000
  Insurance expense.....................         13,000
  Miscellaneous.........................         20,587
                                           ------------
  Total operating expenses..............      2,280,777
                                           ------------
Net investment income before excise
  tax...................................      3,706,654
Excise taxes............................       (136,935)
                                           ------------
Net investment income...................      3,569,719
                                           ------------
Realized and Unrealized Gains
(Losses) on Investments and Foreign
Currencies
Net realized gains on investment
  transactions..........................     10,321,183
Net change in unrealized appreciation on
  investments...........................      1,437,050
                                           ------------
Net gain on investments.................     11,758,233
                                           ------------
Net increase in net assets resulting
  from operations before net foreign
  exchange losses.......................     15,327,952
Net realized and unrealized foreign
  exchange losses.......................    (18,745,223)
                                           ------------
Net Decrease In Net Assets
Resulting From Operations...............   $ (3,417,271)
                                           ------------
                                           ------------

See Notes to Financial Statements.        See Notes to
Financial Statements.
                                       7

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Changes
in Net Assets
----------------------------------------------------------

                                Year Ended October 31,
Increase (Decrease)          ----------------------------
in Net Assets                    1998            1997
                             ------------    ------------
Operations
  Net investment income...   $  3,569,719    $  3,072,308
  Net realized gain on
    investments and
    written options
    transactions..........     10,321,183       5,661,884
  Net change in unrealized
    appreciation
    (depreciation) on
    investments and
    written options.......      1,437,050     (10,191,780)
                             ------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations before net
    foreign exchange
    losses................     15,327,952      (1,457,588)
  Net realized and
    unrealized foreign
    exchange losses.......    (18,745,223)    (20,136,258)
                             ------------    ------------
  Net decrease in net
    assets resulting from
    operations............     (3,417,271)    (21,593,846)
Dividends to shareholders
  from net investment
  income..................     (3,991,702)     (2,899,881)
Distributions to
  shareholders from net
  realized capital gains..    (11,207,892)     (3,117,737)
Net asset value of shares
  issued to shareholders
  in connection with
  distribution paid in
  stock...................        988,653       1,277,849
                             ------------    ------------
Total decrease............    (17,628,212)    (26,333,615)
Net Assets
Beginning of year.........    159,422,488     185,756,103
                             ------------    ------------
End of year(a)............   $141,794,276    $159,422,488
                             ------------    ------------
                             ------------    ------------
---------------
(a) Includes undistributed
  net investment income
  of......................   $    (33,796)   $  1,086,717
                             ------------    ------------

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Notes to Financial Statements
----------------------------------------------------------
   The First Australia Fund, Inc. (the 'Fund') was incorporated in Maryland on
September 30, 1985 as a closed-end, nondiversified management investment company. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on Australian stock exchanges. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the
Fund's total assets will be invested in equity securities listed on Australian stock exchanges and that current income will be derived primarily from dividends and interest on Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian subcustodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting            The following is a summary of
Policies                      significant accounting
policies
                              followed by the Fund in the
preparation of its
financial statements.
Basis of Presentation: The financial statements of the Fund
are prepared in
accordance with United States generally accepted accounting
principles using the
United States dollar as both the functional and reporting
currency.
Security Valuation: Investments are stated at value.
Investments for which
market quotations are readily available are valued at the
last reported sales
prices. If there is no sales price on the date of valuation, then investments
are valued at the most recently available sales price or at
fair value as
determined in good faith by or under the direction of the
Fund's Board of
Directors.
   Short-term securities which mature in more than 60 days
are valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
   In connection with transactions in repurchase agreements
with U.S. financial
institutions, it is the Fund's policy that its custodian
take possession of the
underlying collateral securities, the value of which exceeds the principal
amount of the repurchase transaction, including accrued
interest. To the extent
that any repurchase transaction exceeds one business day,
the collateral is
valued on a daily basis to determine its adequacy. If the
seller defaults and
the value of the collateral declines or if bankruptcy
proceedings are commenced
with
See Notes to Financial Statements.
                                       8
respect to the seller of the security, realization of the
collateral by the Fund
may be delayed or limited.
Foreign Currency Translation: Australian dollar ('A$')
amounts are translated
into United States dollars ('US$') on the following basis:
      (i) market value of investment securities, other
assets and liabilities at
      the exchange rates at the end of the reporting period;
      (ii) purchases and sales of investment securities,
income and expenses at
      the rate of exchange prevailing on the respective
dates of such
      transactions.
   The Fund isolates that portion of the results of
operations arising as a
result of changes in the foreign exchange rates from the
fluctuations arising
from changes in the market prices of securities held at
October 31, 1998.
Similarly, the Fund isolates the effect of changes in
foreign exchange rates
from the fluctuations arising from changes in the market
prices of portfolio
securities sold during the reporting period.
   Net realized and unrealized foreign exchange losses of
$18,745,223 includes
realized foreign exchange gains and losses from sales and
maturities of
portfolio securities, sales of foreign currencies, currency
gains or losses
realized between the trade and settlement dates on
securities transactions, the
difference between the amounts of dividends, interest and
foreign withholding
taxes recorded on the Fund's books and the U.S. dollar
equivalent amounts
actually received or paid and changes in unrealized foreign
exchange gains and
losses in the value of portfolio securities and other assets and liabilities
arising as a result of changes in the exchange rate.
Accumulated net realized
and unrealized foreign exchange losses shown in the
composition of net assets at
October 31, 1998 represent foreign exchange losses for book
purposes that have
not yet been recognized for tax purposes.
   Foreign security and currency transactions may involve
certain considerations
and risks not typically associated with those of domestic
origin, including
unanticipated movements in the value of the foreign currency relative to the
U.S. dollar.
   The exchange rate at October 31, 1998 was US$.6249 to
A$1.00 for the
Australian dollar and US$.5295 to NZ$1.00 for the New
Zealand dollar (NZ$).
Options: The Fund may either purchase or write options in
order to hedge against
adverse market movements with respect to securities which
the Fund currently
owns or intends to purchase. When the Fund purchases an
option, it pays a
premium and an amount equal to that premium is recorded as
an investment. When
the Fund writes an option, it receives a premium and an
amount equal to that
premium is recorded as a liability. The investment or
liability is adjusted
daily to reflect the current market value of the option. If
an option expires
unexercised, the Fund realizes a gain or loss to the extent
of the premium
received or paid. If an option is exercised, the premium
received or paid is an
adjustment to the proceeds from the sale or the cost of the
purchase in
determining whether the Fund has realized a gain or loss.
The difference between
the premium and the amount received or paid on effecting a
closing purchase or
sale transaction is also treated as a realized gain or loss.
Gain or loss on
purchased options is included in net realized gain (loss) on investment
transactions.
   The Fund, as writer of an option, may have no control
over whether the
underlying securities may be sold (called) or purchased
(put). As a result, the
Fund bears the market risk of an unfavorable change in the
price of the security
or currency underlying the written option. The Fund, as
purchaser of an option,
bears the risk of the potential inability of the
counterparties to meet the
terms of their contracts.
Securities Transactions and Investment Income: Securities
transactions are
recorded on the trade date. Realized and unrealized gains
and losses from
security and currency transactions are calculated on the
identified cost basis.
Dividend income is recorded on the ex-dividend date and
interest income is
recorded on an accrual basis. Expenses are recorded on the
accrual basis which
may require the use of certain estimates by management. The
preparation of
financial statements requires management to make estimates
and assumptions that
affect the reported amounts and disclosures. Actual results
could differ from
those estimates.
Dividends and Distributions: It is the Fund's current policy to pay regular
quarterly distributions at an annual rate, which is a
percentage of the rolling
average of the Fund's prior four quarter-end net asset
values. The distributions
will be made from net investment income, net realized
capital gains and, to any
extent necessary, paid-in capital. Dividends and
distributions are recorded on
the ex-dividend date. Income distributions and capital and
currency gains
distributions are determined in accordance with income tax
regulations which may
differ from generally accepted accounting principles. These
differences are
primarily due to differing treatments for foreign
currencies.
Taxes: For federal income and excise tax purposes,
substantially all of the
Fund's transactions are accounted for using the Australian
dollar as the
functional currency. Accordingly, only realized currency
gains and losses
resulting from the repatriation of Australian dollars into
United States dollars
are recognized for tax purposes.
                                       9

   No provision has been made for United States income taxes because it is the
Fund's policy to continue to meet the requirements of the United States Internal
Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United States excise taxes incurred during the prior fiscal year. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.
Securities Lending: The Fund may lend its securities to approved borrowers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position
93-2: Determination, Disclosure, and Financial Statement
Presentation of Income,
Capital Gain, and Return of Capital Distributions by
Investment Companies.
During the year ended October 31, 1998, the Fund decreased undistributed net investment income by $698,530, decreased accumulated net realized gains on investments by $821,968, increased accumulated realized and unrealized foreign exchange gains by $1,657,433 and decreased paid-in capital in excess of par by
$136,935. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has agreements
                              with EquitiLink International
Management Limited
(the 'Investment Manager'), EquitiLink Australia Limited
(the 'Investment
Adviser'), and Prudential Investments Fund Management, LLC
(the
'Administrator'). The Investment Manager and the Investment Adviser are affiliated companies.
   The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment
Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.
   The Investment Manager pays fees to the Investment Adviser for their services rendered. The Investment Manager informed the Fund that it paid $349,741 to the
Investment Adviser during the year ended October 31, 1998.
   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates:
1.10% of the Fund's
average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million. The administration agreement provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for
the year ended October
31, 1998 aggregated $262,012,028 and $251,612,879,
respectively.
   As of October 31, 1998, the Fund has securities on loan with an aggregate market value of $5,425,347. As of this date, the collateral held for securities on loan was comprised of securities with an aggregate market value of
$5,669,302.
   The United States federal income tax basis of the Fund's investments at
October 31, 1998 was $139,385,961 and accordingly, net unrealized appreciation for United States federal income tax purposes was $3,484,787 (gross unrealized appreciation--$12,027,840; gross unrealized depreciation-- $8,543,053).

Note 4. Capital               There are 20 million shares of
                              $.01 par value common stock
authorized. Of the
17,189,998 shares issued and outstanding at October 31, 1998, the Investment
Manager owned 45,004 shares. During the fiscal years ended
October 31, 1998 and
1997 the Fund issued 130,732 and 144,988 shares, respectively, in connection with cash dividends paid in stock and as a result of the reinvestment of dividends paid to shareholders enrolled in the dividend reinvestment plan.

Note 5. Transactions          During the fiscal year ended
With Affiliates               October 31, 1998, Prudential
                              Securities Incorporated, an
affiliate of the
Administrator, earned approximately $12,000 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

Note 6. Dividend              On December 15, 1998 the
and Distribution              Board of Directors of the Fund
                              declared a dividend of US$.10
per share from
ordinary income and a distribution of US$.10 per share from
realized long-term
capital gains payable on January 15, 1999 to shareholders of record on December
31, 1998.
                                       10

------------------------------------------------------------
--------------------
THE FIRST AUSTRALIA FUND, INC.
Financial Highlights
------------------------------------------------------------
--------------------

Years Ended October 31,
                                                           -
-----------------------------------------------------------

1998         1997         1996         1995         1994
                                                           -
-------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................    $
9.35     $  10.98     $  10.04     $  11.76     $  11.37
                                                           -
-------     --------     --------     --------     --------
Net investment income..................................
 .21          .18          .20          .22          .14
Net realized and unrealized gain (loss) on investments
  and foreign currencies...............................
(.41)       (1.45)        1.25         (.71)        1.84
                                                           -
-------     --------     --------     --------     --------
  Total from investment operations.....................
(.20)       (1.27)        1.45         (.49)        1.98
                                                           -
-------     --------     --------     --------     --------
Dividends from net investment income...................
(.23)        (.17)        (.23)        (.22)        (.10)
Distributions from net capital and currency gains......
(.66)        (.18)        (.26)        (.94)        (.11)
                                                           -
-------     --------     --------     --------     --------
  Total dividends and distributions....................
(.89)        (.35)        (.49)       (1.16)        (.21)
                                                           -
-------     --------     --------     --------     --------
Capital reduction with respect to issuance of Fund
  shares...............................................
(.01)        (.01)        (.02)        (.07)       (1.38)
                                                           -
-------     --------     --------     --------     --------
Net asset value, end of year...........................    $
8.25     $   9.35     $  10.98     $  10.04     $  11.76
                                                           -
-------     --------     --------     --------     --------
                                                           -
-------     --------     --------     --------     --------
Market price per share, end of year....................    $
6.5625     $   7.44     $  9.125     $   8.19     $  10.13
                                                           -
-------     --------     --------     --------     --------
                                                           -
-------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN BASED ONPound:
Market value...........................................
(0.38)%     (15.17)%      17.76%       (7.84)%      (0.56)%
Net asset value........................................
(0.34)%     (11.37)%      15.55%       (2.70)%       5.39%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets................
1.61%        1.39%        1.41%        1.50%        1.45%
Ratio of net investment income to average net assets...
2.38%        1.68%        1.86%        2.24%        1.42%
Portfolio turnover rate................................
180%         270%         133%          45%          46%
Net assets, end of year (000 omitted)..................
$141,794     $159,422     $185,756     $168,111     $186,852
Average net assets (000 omitted).......................
$149,827     $182,588     $178,756     $162,228     $149,801

---------------
 Pound Total investment return is calculated assuming a
purchase of common stock on the first day and a sale
       on the last day of each year reported. Dividends and
distributions are assumed, for purposes of this
       calculation, to be reinvested at prices obtained
under the Fund's dividend reinvestment plan. Total
       investment return does not reflect brokerage
commissions.
 NOTE: Contained above is operating performance for a share
of common stock outstanding, total investment
       return, ratios to average net assets and other
supplemental data for each of the years indicated. This
       information has been determined based upon financial
information provided in the financial statements
       and market value data for the Fund's shares.

See Notes to Financial Statements.
                                       11

                        REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of
The First Australia Fund, Inc.
In our opinion, the accompanying statement of assets and
liabilities, including
the portfolio of investments, and the related statements of
operations and of
changes in net assets and the financial highlights present
fairly, in all
material respects, the financial position of The First
Australia Fund, Inc. (the
'Fund') at October 31, 1998, the results of its operations
for the year then
ended, the changes in its net assets for each of the two
years in the period
then ended and the financial highlights for each of the five years in the period
then ended, in conformity with generally accepted accounting principles. These
financial statements and financial highlights (hereafter
referred to as
'financial statements') are the responsibility of the Fund's management; our
responsibility is to express an opinion on these financial
statements based on
our audits. We conducted our audits of these financial
statements in accordance
with generally accepted auditing standards which require
that we plan and
perform the audit to obtain reasonable assurance about
whether the financial
statements are free of material misstatement. An audit
includes examining, on a
test basis, evidence supporting the amounts and disclosures
in the financial
statements, assessing the accounting principles used and
significant estimates
made by management, and evaluating the overall financial
statement presentation.
We believe that our audits, which included confirmation of
securities at October
31, 1998 by correspondence with the custodian and brokers,
provide a reasonable
basis for the opinion expressed above.
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 15, 1998
                                       12

                            FEDERAL TAX INFORMATION:
                           DIVIDENDS AND DISTRIBUTIONS
                                  (Unaudited)
   As required by Internal Revenue Code regulations, we are to advise you within
60 days of the Fund's fiscal year end (October 31, 1998) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 1998, the Fund paid dividends from net investment income which are taxable as ordinary income. However, these dividends do not qualify for the 70% dividends received deduction for corporations.
   The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction.
The following table allocates the dividends and distributions paid by their sources:

Net

Foreign       Dividends and
                                                      Gross
Taxes        Distributions
                                                      Amount
Paid             Paid
                                                      ------
-------      ---------------
Australia         --dividends                         $.213
$.006            $.207
                  --interest                           .020
 .001             .019
United States     --interest                           .007
 .000             .007
                  --short-term capital gains           .090
 .000             .090
                  --long-term capital gains            .563
 .000             .563
                                                      ------
-------          ------
                                                      $.893
$.007            $.886
                                                      ------
-------          ------
                                                      ------
-------          ------

   Although the Fund has made the election required to make
this credit or
deduction available to you, the amount of allowable tax
credit is subject to
Section 904 of the Internal Revenue Code. Shareholders are
advised to consult
their own tax advisers with respect to the tax consequences
of their investment
in the Fund.
   In January 1999 shareholders will receive Form 1099-DIV,
or substitute
1099-DIV, which will reflect the amount of dividends and
distributions and
foreign taxes to be used by calendar year taxpayers on their
1998 federal income
tax returns.
                                       13

                          OTHER INFORMATION (Unaudited)
   Dividend Reinvestment and Cash Purchase Plan.
Shareholders may elect to have
all distributions of dividends and capital gains
automatically reinvested in
Fund shares pursuant to the Fund's Dividend Reinvestment and
Cash Purchase Plan
(the Plan). Generally, shareholders who do not participate
in the Plan will
receive distributions in cash paid by check in United States dollars mailed
directly to the shareholders of record (or if the shares are held in street or
other nominee name, then to the nominee) by the custodian,
as dividend
disbursing agent. Shareholders who wish to participate in
the Plan should
contact the Fund at (800) 451-6788.
   State Street Bank & Trust Co. (the Plan Agent) serves as
agent for the
shareholders in administering the Plan. If the Fund declares a dividend or
capital gains distribution and the net asset value per share of the Fund's
common stock exceeds the market price per share on the
distribution payable
date, Plan participants will receive shares purchased on the open market with
the proceeds of the distribution. In all other cases, Plan
participants will
receive a number of newly-issued shares determined by
dividing the dollar amount
of the distributions by the net asset value per share of the
Fund's common stock
on the distribution payable date, provided that the discount from current market
price will not exceed 5%.
   There is no charge to participants for reinvesting
dividends or capital gain
distributions, except for certain brokerage commissions, as
described below. The
Plan Agent's fees for the handling of the reinvestment of
dividends and
distributions will be paid by the Fund. There will be no
brokerage commissions
charged with respect to shares issued directly by the Fund.
However, each
participant will pay a pro rata share of brokerage
commissions incurred with
respect to the Plan Agent's open market purchases in
connection with the
reinvestment of dividends and distributions. The automatic
reinvestment of
dividends and distributions will not relieve participants of any federal income
tax that may be payable on such dividends and distributions.
   The Plan also allows participants to make optional cash
investments of at
least $100 in Fund shares as frequently as monthly through
the Plan Agent on the
open market. Participants must pay a service fee of $0.75
for each investment
and a pro rata share of the brokerage commissions.
   The Fund reserves the right to amend or terminate the
Plan either in full or
partially upon 90 days' written or telephone notice to
shareholders of the Fund.
   Participants in the Plan may withdraw some or all of
their shares from the
Plan upon written notice to the Plan Agent and will receive
certificates for
whole shares and cash for fractional shares. In the
alternative, by giving
proper notice to the Plan Agent, participants may receive
cash in lieu of shares
in an amount which is reduced by brokerage commissions in
connection with the
sale of shares and a $2.50 service fee.
   All correspondence concerning the Plan should be directed
to the Plan Agent,
State Street Bank & Trust Company, P.O. Box 8200, Boston, MA
02266-8200.
Year 2000 Compliance Disclosure
   Many computer systems and other electronically controlled
equipment used by
companies and other business organizations throughout the
world express dates
using only the last two digits of the year, and thus will
require modification
or replacement to accommodate the Year 2000 and beyond in
order to avoid
malfunctions and consequential widespread commercial
disruption.
   The Fund could be adversely affected if the computer
systems and equipment
used by its service providers or the companies in which it
invests, or other
organizations with which any of them deal, do not properly
address this problem
before January 1, 2000. The Investment Manager and the
Investment Adviser have
taken steps that they believe are reasonably designed to
address that the
computer systems and equipment it uses are adequate to deal
with Year 2000
issues and to seek the same of its suppliers and the Fund's
other service
providers. As of the date of this report, however, there can be no assurance
that these steps will be sufficient to avoid any adverse
impact to the Fund.
                                       14

Directors
Anthony E. Aaronson
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman, Chairman
Michael R. Horsburgh
Harry A. Jacobs, Jr.
Howard A. Knight
Richard H. McCoy
Neville J. Miles
William J. Potter
John T. Sheehy
Brian M. Sherman

Officers
Brian M. Sherman, President
Laurence S. Freedman, Vice President
Ouma Sananikone-Fletcher, Assistant Vice President
  and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Barry G. Sechos, Assistant Treasurer
Kenneth T. Kozlowski, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

------------------------------------------------------------
-------
            Investment Manager
            EquitiLink International Management Limited
            Union House, Union Street
            St. Helier, Jersey, Channel Islands
            Investment Adviser
            EquitiLink Australia Limited
            190 George Street
            Sydney, NSW 2000, Australia
            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171
            Independent Accountants
            PricewaterhouseCoopers LLP
            1177 Avenue of the Americas
            New York, New York 10036
            Legal Counsel
            Dechert Price & Rhoads
            1500 K Street N.W.
            Washington, D.C. 20005
            Stikeman, Elliott
            Level 32, Chifley Tower
            2 Chifley Square
            Sydney, NSW 2000, Australia

                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077

                 for information call toll-free (800) 522-
5465
                             collect (973) 367-7403
                  or for information regarding net asset
value
                                 (800) 451-6788

        Shares of The First Australia Fund, Inc. are traded on the
      American Stock Exchange and on the Pacific Stock
Exchange under the
      symbol 'IAF'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

        For a weekly update of the Fund's net asset value
      and share price, or to receive more information on the
Fund, call
      toll-free:
                                 1-800-323-9995
      318652104